Investor Presentation Leading Home Health Care & Hospice May 2011 Exhibit 99.1

Leading Home Health & Hospice
Forward-looking statements
This presentation may include forward-looking statements as defined by the
Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events.
Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual
Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and
Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor
Relations department at (800) 467-2662.
We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law.
2
www.amedisys.com
NASDAQ: AMED
We encourage everyone to visit the
Investors Section of our website at
www.amedisys.com, where we
have posted additional important
information such as press releases,
profiles concerning our business
and clinical operations and control
processes, and SEC filings.
We intend to use our website to
expedite public access to time-
critical information regarding the
Company in advance of or in lieu of
distributing a press release or a
filing with the SEC disclosing the
same information.

Leading Home Health & Hospice
Company overview

3
• Founded in 1982, publicly listed 1994
• 558 locations in 45 states
• Leading provider of home health services
- Services include skilled nursing and therapy
services
• Growing hospice business
• 94% of Home Health revenue is episodic
based (both Medicare & non-Medicare)
16,100 employees
Home Health Division:
-Total admits. and recerts. in 1Q11 ~ 106,000
-8.5 million visits run rate in 2011
Hospice Division:
- Average daily census = 3,153
- Average length of stay = 88 days
2011 revenue guidance = $1.60 - $1.65 billion
Stats
2
89%
11%
Home Health Hospice
Revenue Mix

For the quarter ended March 31, 2011

Provided as of the date of our Form 8-K filed with the Securities and Exchange Commission on April 26, 2011.

Leading Home Health & Hospice
Management team
William F. Borne, Chairman and CEO
Founder and CEO since 1982
28 years leading the industry
Michael D. Snow, Chief Operating Officer
30 years leading health care operations
Wellmont, HealthSouth, HCA
Tim Barfield, Chief Development Officer
15 years of corporate development experience
Gov. Bobby Jindal, Vinson & Elkins, The Shaw Group
Dale E. Redman, CPA, Chief Financial Officer
34 years of senior level financial experience
Winward Capital, United Companies Financial

Jeffrey D. Jeter, Chief Compliance Officer
14 years of health care law and compliance expertise
Former Medicaid prosecutor,  LA AG for DOJ
Michael O. Fleming, Chief Medical Officer
29 years as a family physician
Former President of AAFP, first industry CMO
G. Patrick Thompson, Chief Information Officer
23 years of corporate administration experience
Arthur Andersen, Turner Industries, The Shaw Group
David R. Bucey, General Counsel
24 years of experience in corporate law
Coca-Cola Company, McKenna Long & Aldridge

Leading Home Health & Hospice Agency Locations 5 489 - Home Health locations 69 - Hospice locations

Leading Home Health & Hospice
Home Health Division

• Industry leader
– Strong national footprint – 489 locations across 45 states as of March 31, 2011
– $326 million revenue in 1Q 2011
• Strong clinical quality
• Experienced divisional leadership
• World-class technology platform
• Well positioned to capitalize
on organic and consolidation
opportunities
$-
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
2008 2009 2010 1Q 2010 1Q 2011
Home Health Revenue
$1,118
$1,409
$1,493
$381
$326

Leading Home Health & Hospice
Hospice Division

• 69 locations across 20 states as of March 31, 2011
– $39 million revenue in 1Q 2011
• Operational efficiencies drive strong margins
• Quality care drives referral growth
• Partnered with the country’s largest and leading Home Health company
– Offering comprehensive
continuum of at-home care
– Collective resources to drive
operational and clinical
excellence
– Cross referral opportunities
to drive growth
$-
$20
$40
$60
$80
$100
$120
$140
$160
2008 2009 2010 1Q 2010 1Q 2011
Hospice Revenue
$69
$104
$141
$33
$39

Leading Home Health & Hospice
Medicare market size

Source: Congressional Budget Office baseline reports (Home health figures from 2010 report, Hospice figures from 2009 report)
$18
$20
$21
$23
$25
$28
$31
$33
$37
$40
$44
$13
$13
$14
$15
$15
$16
$17
$18
$19
$20
$22
$-
$10
$20
$30
$40
$50
$60
$70
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019
Medicare Reimbursement
Home Health Hospice
2009-2019
CAGR
Home Health 9.35%
Hospice 5.40%

Leading Home Health & Hospice
Value Proposition
• Home Health is the lowest total cost, lowest daily cost, and provides care over the longest period of time

*Source: National Association for Home Health & Hospice, Medpac June 2010 Data Book
Hospital SNF Home Health
Average Cost of Stay $28,191 $14,688 $5,293
Average Length of Stay 4.9 days 27 days 106 days
Per Diem Cost $5,765 $544 $50

Leading Home Health & Hospice Our Long Term Operating Tenets 10

Focus on Clinical Outcomes Amedisys vs. Footprint – Outcomes December 2009 • Exceeded or met 11 out of 12 outcomes vs. footprint 1 Lower % is better Source: Medicare 11 Leading Home Health & Hospice

Leading Home Health & Hospice 12 Internal ACH Rates – Trailing 12 Months Note: Data only includes agencies in the 2009 Baseline dataset . Leading Home Health & Hospice

Quality Care Initiatives 13 Leading Home Health & Hospice

Leading Home Health & Hospice
3%
6%
-2%
15%
12%
17%
-5%
0%
5%
10%
15%
20%
2009 2010 1Q 2011
Same Store Episodic-Based
Admission Growth
1
Home Health Hospice
Growth - Organic

Tactical growth initiatives
• Care center action plans
• Heightened focus on low
performers
• Leading indicators
• Measure effectiveness
•
New regional leadership
•
Training & development
•
CRM tool / market intel
•
Incentive alignment
1
Same store episodic-based admission growth is the percent increase in our same store episodic-based admissions for the period as a percent of the same store episodic-based admissions of the prior period.

Leading Home Health & Hospice
Growth - External
15
Industry Consolidation
–
10,500 home health
provider numbers
–
3,400 hospice provider
numbers
–
12-15% public company
market share
Focus
–
CON markets
–
Geographic expansion
–
Market penetration
–
Hospital JV’s
Continuum of
Care
Traditional Investments
Complementary Investments
–
Care management capabilities
–
Revenue diversification
–
Disease Management

Leading Home Health & Hospice
Beacon Acquisition
• Premier hospice in Northeast
– 23 locations
– $80 million in revenue
– Quality provider
– Strong leadership and operations
Beacon Hospice Care Centers
Amedisys Hospice Care Centers
Amedisys Home Health Care Centers

Leading Home Health & Hospice Efficiency – Systems Infrastructure 17

Leading Home Health & Hospice
Efficiency – labor
• Cost per visit improvements
-
Pay per visit focus
-
Reduction in overtime
-
Weekly visit metrics
• Field Overhead
-
Staffing ratios
-
Streamline leadership
-
Closures/Mergers
• Hospice
-
Reduced pharma costs
-
Leverage overhead thru growth
1
*Adjusted for holiday pay and inclement weather

$71.00
$71.50
$72.00
$72.50
$73.00
$73.50
$74.00
$74.50
$78.00
$78.50
$79.00
$79.50
$80.00
$80.50
$81.00
$81.50
$82.00
$82.50
$83.00
1Q 10 2Q 10 3Q 10 4Q 10 1Q 11
Home Health Cost per Visit* Hospice Cost per Day

Leading Home Health & Hospice
Industry Challenges/Opportunities
Challenges Opportunities
•
F2F
•
Therapy reassessment
•
2012 and future
reimbursement /rebasing
•
Regulatory focus
•
Demographics
•
Low cost setting
•
Quality differentiation
•
Value based pricing
•
Consolidation
•
Health care reform
•
Near-term hospice reimbursement
stability
Future state
•
Educating payors, policy
makers and health systems on
the value of a continuum
model
•
Regulatory inefficiencies
•
Risk sharing/capitation
•
Seamless patient care
•
ACO’s / Medical home
•
System savings

Investment Rationale
• Solid industry growth rate
• IT leader
• Clinical quality and innovation
• Low cost setting in high cost healthcare industry
• Scalable infrastructure
• Expected industry consolidation
• Strong liquidity and capital position

Tremendous
Opportunities
Leading Home Health & Hospice

Leading Home Health & Hospice Financial Review 21

Leading Home Health & Hospice
Financial highlights

$-
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$-
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
2004 2005 2006 2007 2008 2009 2010 2011
Revenue Projected Revenue EPS Projected EPS

Leading Home Health & Hospice

Summary financial results
($ in millions, except per share data)
2009 2010 1Q10 1Q11
Net revenue $1,513.5 $1,634.3 $413.0 $364.3
Gross margin 789.0 813.9 208.9 173.1
CFFO 247.7 206.3 71.1 52.5
Adjusted EBITDA 261.8
242.0 70.7 41.2
Adjusted Fully-diluted EPS $4.89 $4.29 $1.29 $0.62
1
Adjusted EBITDA is defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest (income) expense, and depreciation and amortization plus certain adjustments (i.e Certain items incurred in 2010  and 2011 which are detailed in our Form 8-K filed with the Securities and Exchange
Commission on February 22, 2011 and April 26, 2011, respectively). Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
2
Adjusted diluted earnings per share is defined as diluted earnings per share plus the earnings per share effect of certain adjustments (i.e. Certain items incurred in
2010  and 2011 which are detailed in our Form 8-K filed with the Securities and Exchange Commission on February 22, 2011 and April 26, 2011, respectively).
Adjusted diluted earnings per share should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted diluted earnings per share may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
1
2

Leading Home Health & Hospice

Summary performance results
2009 2010 1Q10 1Q11
Agencies at period end 586 553 600 558
Total visits 8,702,146 9,065,549 2,299,325 2,137,269
Episodic-based admissions 231,782 253,763 65,278 62,480
Episodic-based completed
episodes
411,975 424,988 105,096 99,517
Episodic-based revenue per
episode
$3,166 $3,311 $3,282 $3,029

Leading Home Health & Hospice

Summary balance sheet
Dec. 31, 2010 Mar. 31, 2011
Assets
Cash $      120.3 $      148.9
Accounts Receivable, Net 141.5 141.9
Property and Equipment 138.6 144.0
Goodwill 791.4 791.4
Other 108.1 101.4
Total Assets $ 1,299.9 $ 1,327.6
Liabilities and Equity
Debt $    181.9 $    172.2
All Other Liabilities 238.3 251.3
Equity 879.7 904.1
Total Liabilities and Equity $ 1,299.9 $ 1,327.6
Leverage Ratio, Net of Cash 0.3x 0.2x

Leading Home Health & Hospice

Days revenue outstanding (DSO)
(1) Our calculation of days revenue outstanding, net at March 31, 2008 is derived by dividing our ending net patient accounts receivable (i.e. net of estimated revenue adjustments, allowance for doubtful accounts and excluding the patient accounts receivable assumed in the TLC Health Care Services, Inc. (“TLC”) and Family Home Health Care, Inc. & Comprehensive Home Healthcare Services, Inc. (“HMA”) acquisitions) by our average daily net patient revenue, excluding the results of TLC and HMA for the three-month period ended March 31, 2008.
(2) Our calculation of days revenue outstanding, net is derived by dividing our ending net patient accounts receivable (i.e. net of estimated revenue adjustments and allowance for doubtful accounts) by our average daily net patient revenue for the three-month period.
(1)
47.7
43.7
53.3
46.8
39.1
39.6
43.3
45.2
45.0
46.8
51.0
47.2
40.4
36.9
33.2
33.9
32.6
32.5
30.8
32.8
34.8
25.0
30.0
35.0
40.0
45.0
50.0
55.0
DSO - Net
(2)

Leading Home Health & Hospice 27 Liquidity • Cash balance at 3/31/11 = $149M • Available line of credit (LOC): 3/31/11 = $233M • 2011 Estimated CFFO - Cap Ex = $110M - $120M

Leading Home Health & Hospice 28 Guidance 1 Calendar Year 2011 2 Net revenue: $1.60 - $1.65 billion EPS: $3.00 - $3.30 Diluted shares: 29.3 million

Leading Home Health & Hospice
Summary

Tremendous
Opportunities
• Solid industry growth rate
• IT leader
• Clinical quality and innovation
• Low cost setting in high cost healthcare industry
• Scalable infrastructure
• Expected industry consolidation
• Strong liquidity and capital position

Leading Home Health & Hospice
Key references

Open Letter to Shareholders:
http://www.amedisys.com/pdf/Letter_to_Shareholders.pdf
Wyatt Matas Report: (upon request)
kevin.leblanc@amedisys.com
Avalere Study:
http://www.amedisys.com/pdf/avalere_results_051109.pdf

Leading Home Health & Hospice
Contact information
Kevin B. LeBlanc
Director of Investor Relations
Amedisys, Inc.
5959 S. Sherwood Forest Boulevard
Baton Rouge, LA 70816
Office: 225.292.2031
Fax: 225.295.9653
kevin.leblanc@amedisys.com